PROSPECTUS


                                 TEMPLETON
                                 GROWTH
                                 FUND, INC.
                                 ADVISOR CLASS


INVESTMENT STRATEGY
GLOBAL GROWTH

January 1, 1999



                                             [FRANKLIN TEMPLETON LOGO]
                                              FRANKLIN(R) TEMPLETON(R)


LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PAGE
                                    CONTENTS

                                    THE FUND
-------------------------------------------------------------------------------
INFORMATION ABOUT THE         2      Goal and Strategies
FUND YOU SHOULD KNOW
BEFORE INVESTING              3      Main Risks

                              6      Performance

                              7      Fees and Expenses

                              8      Management

                             10      Distributions and Taxes

                             12      Financial Highlights


                                    YOUR ACCOUNT
-------------------------------------------------------------------------------
INFORMATION ABOUT             13      Qualified Investors
QUALIFIED INVESTORS,
ACCOUNT TRANSACTIONS          14      Buying Shares
AND SERVICES
                              15      Investor Services

                              17      Selling Shares

                              19      Account Policies

                              21      Questions

                                    FOR MORE INFORMATION
-------------------------------------------------------------------------------
WHERE TO LEARN MORE                Back Cover
ABOUT THE FUND


PAGE
                                       2


                                    THE FUND

GOAL AND STRATEGIES
--------------------------------------------------------------------------------
[GRAPHIC OF TARGET]

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
The fund invests primarily in a globally diversified portfolio of common stocks.
--------------------------------------------------------------------------------

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up", value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the manager believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global stocks.



PAGE

Templeton Growth Fund, Inc.            3


MAIN RISKS
--------------------------------------------------------------------------------
[GRAPHIC LINE GRAPH]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

--------------------------------------------------------------------------------
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
--------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.



PAGE
                                       4


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

--------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.



PAGE

Templeton Growth Fund, Inc.            5

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 9 for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).



PAGE
                                       6


PERFORMANCE
--------------------------------------------------------------------------------
[GRAPHIC OF BULL AND BEAR]


This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

                    ADVISOR CLASS ANNUAL TOTAL RETURNS(1, 2)

YEAR      TOTAL RETURNS
------------------------      -----------------
88         23.60%             Best Quarter:
89         22.56%             Q1 '91    14.81%
90         -9.06%
91         31.33%
92          4.21%             Worst Quarter:
93         32.70%             Q3 '90   -15.52%
94          0.82%             ------------------
95         19.83%
96         20.55%
97         16.42%



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997

                                              1 Year      5 Years     10 Years
------------------------------------------------------------------------------
Templeton Growth Fund - Advisor Class(2)      16.42%       17.61%      15.55%
MSCI World Index(3)                           16.23%       15.88%      11.14%

1. As of September 30, 1998, the fund's year-to-date return was -11.19%.

2. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.



PAGE

Templeton Growth Fund, Inc.            7

FEES AND EXPENSES
------------------------------------------------------------------------------
[GRAPHIC OF PERCENT SIGN]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    Advisor Class
-----------------------------------------------------------------
Maximum sales charge (Load) imposed on purchases       None
Exchange fee(1)                                        None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   Advisor Class
----------------------------------------------------------------
Management fees                                       0.61%
Distribution and service (12b-1) fees                  None
Other expenses                                        0.22%
                                                      -----
Total annual fund operating expenses                  0.83%
                                                      =====


1. There is a $5 fee for each exchange by a market timer (see page 20).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year          3 Years           5 Years         10 Years
----------------------------------------------------------
  $85            $265              $460            $1,025



PAGE
                                       8


MANAGEMENT
------------------------------------------------------------------------------
[GRAPHIC OF SUITCASE]


Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

The following individuals have secondary portfolio management responsibilities:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1989.

RICHARD SEAN FARRINGTON CFA, VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1991.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.61% of its average daily net assets to the manager.



PAGE

Templeton Growth Fund, Inc.            9


YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.



PAGE
                                       10


DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
[GRAPHIC OF MONEY]


INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

BACKUP WITHHOLDING
--------------------------------------------------------------------------------
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
--------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.



PAGE

Templeton Growth Fund, Inc.            11


When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.



PAGE
                                       12


FINANCIAL HIGHLIGHTS
[GRAPHIC OF DOLLAR BILLS]
-------------------------------------------------------------------------------


This table presents the financial performance for Advisor Class since its inception. This information has been audited by McGladrey & Pullen, LLP.


ADVISOR CLASS                                                  YEAR ENDED AUGUST 31,
---------------------------------------------------------------------------------------
                                                             1998                1997(1)
---------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                          22.49                 19.37
                                                            -----                 -----
 Net investment income                                        .56                   .37
 Net realized and unrealized gains (losses)                 (2.78)                 2.75
                                                            -----                 -----
Total from investment operations                            (2.22)                 3.12
                                                            -----                 -----
 Distributions from net investment income                    (.59)                   --
 Distributions from net realized gains                      (2.88)                   --
                                                            -----                 -----
Total distributions                                         (3.47)                   --
                                                            -----                 -----
Net asset value, end of year                                16.80                 22.49
                                                            =====                 =====
Total return (%)(2)                                        (12.41)                16.11
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                        36,301                29,531
Ratios to average net assets: (%)
 Expenses                                                     .83                   .83(3)
 Net investment income                                       2.81                  3.68(3)
Portfolio turnover rate (%)                                 48.23                 41.81

1. For the period January 2, 1997 (effective date) through August 31, 1997.
2. Total return is not annualized.
3. Annualized.



PAGE

Templeton Growth Fund, Inc.            13


                                  YOUR ACCOUNT

QUALIFIED INVESTORS
--------------------------------------------------------------------------------
[GRAPHIC OF PEN AND PAPER]


The following investors may qualify to buy Advisor Class shares of the fund.

- Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

- Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

- Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

- Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

- Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

- The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial minimum and $50 additional.



PAGE
                                       14

Buying Shares
--------------------------------------------------------------------------------
[GRAPHIC OF PEN AND WRITING PAPER]


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES

-----------------------------------------------------------------------------------------------------------------------------
                                                 OPENING AN ACCOUNT                       ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]    THROUGH YOUR           Contact your investment                  Contact your investment
                          INVESTMENT             representative                           representative
                          REPRESENTATIVE

------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF LETTER]       BY MAIL                Make your check payable to               Make your check payable to
                                                 Templeton Growth Fund, Inc.              Templeton Growth Fund, Inc. Include
                                                                                          your account number on the check.
                                                 Mail the check and your signed
                                                 application to Investor Services.        Fill out the deposit slip from your
                                                                                          account statement. If you do not
                                                                                          have a slip, include a note with your
                                                                                          name, the fund name, and your
                                                                                          account number.

                                                                                          Mail the check and deposit slip or
                                                                                          note to Investor Services.


------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF WIRE]          BY WIRE               Call to receive a wire control           Call to receive a wire control number
                                                 number and wire instructions.            and wire instructions.
                           1-800/632-2301
                           (or 1-650/312-2000    Mail your signed application to          To make a same day wire
                           collect)              Investor Services. Please include the    investment, please call us by
                                                 wire control number or your new          1:00 p.m. pacific time and make
                                                 account number on the application.       sure your wire arrives by 3:00 p.m.

                                                 To make a same day wire
                                                 investment, please call us by
                                                 1:00 p.m. pacific time and make
                                                 sure your wire arrives by 3:00 p.m.


------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]        BY EXCHANGE           Call Shareholder Services at the         Call Shareholder Services at the
                                                 number below, or send signed             number below, or send signed
                                                 written instructions. (Please see        written instructions. (Please see
                                                 page 16 for information on               page 16 for information on
                                                 exchanges.)                              exchanges.)

-------------------------------------------------------------------------------------------------------------------------------


   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)


PAGE

Templeton Growth Fund, Inc.            15


INVESTOR SERVICES
------------------------------------------------------------------------------
[GRAPHIC OF PERSON]


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

PAGE
                                       16


As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
20).

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

--------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequence as ordinary sales and purchases.
--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.


PAGE

Templeton Growth Fund, Inc.            17

SELLING SHARES
------------------------------------------------------------------------------
[GRAPHIC OF CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

-     you are selling more than $100,000 worth of shares

-     you want your proceeds paid to someone who is not a registered owner

- you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

- you have changed the address on your account by phone within the last 15 days

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
--------------------------------------------------------------------------------

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

PAGE
                                       18

SELLING SHARES

------------------------------------------------------------------------------------------------------------------------------
                                                      TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDS SHAKING]        Through your        Contact your investment representative
                                  investment
                                  representative
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]             BY MAIL             Send written instructions and endorsed share
                                                      certificates (if you hold share certificates) to
                                                      Investor Services. Corporate, partnership or trust
                                                      accounts may need to send additional documents.

                                                      Specify the fund, the account number and the dollar
                                                      value or number of shares you wish to sell. Be sure to
                                                      include all necessary signatures and any additional
                                                      documents, as well as signature guarantees if required.

                                                      A check will be mailed to the name(s) and address on the
                                                      account, or otherwise according to your written
                                                      instructions.
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]            BY PHONE            As long as your transaction is for $100,000 or less, you
                                  1-800/632-2301      do not hold share certificates and you have not changed
                                                      your address by phone within the last 15 days, you can
                                                      sell your shares by phone.

                                                      A check will be mailed to the name(s) and address on the
                                                      account. Written instructions, with a signature
                                                      guarantee, are required to send the check to another
                                                      address or to make it payable to another person.
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF WIRE]                 BY WIRE             You can call or write to have redemption proceeds of
                                                      $1,000 or more wired to a bank or escrow account. See
                                                      the policies above for selling shares by mail or phone.

                                                      Before requesting a wire, please make sure we have your
                                                      bank account information on file. If we do not have this
                                                      information, you will need to send written instructions
                                                      with your bank's name and address, your bank account
                                                      number, the ABA routing number, and a signature
                                                      guarantee.

                                                      Requests received in proper form by 1:00 p.m. pacific
                                                      time will be wired the next business day.
------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]               BY EXCHANGE         Obtain a current prospectus for the fund you are
                                                      considering.

                                                      Call Shareholder Services at the number below, or send
                                                      signed written instructions. See the policies above for
                                                      selling shares by mail or phone.

                                                      If you hold share certificates, you will need to return
                                                      them to the fund before your exchange can be processed.
------------------------------------------------------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

PAGE

Templeton Growth Fund, Inc.            19

ACCOUNT POLICIES
--------------------------------------------------------------------------------
[GRAPHIC OF NOTE PAD]


CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

PAGE

                                       20

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

PAGE

Templeton Growth Fund, Inc.            21

- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

QUESTIONS
------------------------------------------------------------------------------
[GRAPHIC OF QUESTION MARK]


If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                            HOURS (PACIFIC TIME,
       DEPARTMENT NAME              TELEPHONE NUMBER        MONDAY THROUGH FRIDAY)
       ---------------              ----------------        ----------------------
       Shareholder Services         1-800/ 632-2301         5:30 a.m. to 5:00 p.m.
       Fund Information             1-800/ DIAL BEN         5:30 a.m. to 8:00 p.m.
                                    (1-800/ 342-5236)       6:30 a.m. to 2:30 p.m. (Saturday)
       Retirement Plan Services     1-800/ 527-2020         5:30 a.m. to 5:00 p.m.
       Dealer Services              1-800/ 524-4040         5:30 a.m. to 5:00 p.m.
       Institutional Services       1-800/ 321-8563         6:00 a.m. to 5:00 p.m.
       TDD (hearing impaired)       1-800/ 851-0637         5:30 a.m. to 5:00 p.m.

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PAGE

FRANKLIN TEMPLETON LITERATURE REQUEST

Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH

Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME

Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

STATE-SPECIFIC TAX-FREE INCOME

Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

12/98

PAGE

FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.



Investment Company Act file #811-4892                               101 PA 01/99